                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MAY 21, 2009

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                 000-51255                98-0374121
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  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)

           103 FOULK ROAD, WILMINGTON, DE                          19803
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      (Address of principal executive offices)                   (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in our Annual Report on Form 10-K filed on April 8, 2009, on April 7, 2009, Two Way Gaming Limited, or TWG, 50% owned by us (through our wholly-owned subsidiary, Win Gaming Media, Inc., or WGMI) and 50% owned by Two
Way Media Limited, or TWM (we refer to TWG and TWM as the Sellers), entered into an agreement, or the Agreement, with Netplay TV Plc, or Netplay, for the sale of the interactive game application business known as "Challenge Jackpot" operated by Virgin Media TV plc, or Virgin, a leading UK entertainment company.

The transaction closed on May 21, 2009, following the approval thereof by
Netplay's shareholders on May 11, 2009, the completion of the agreement between
Netplay and Virgin for the assignment of the agreement dated June 2008, between
TWG and Virgin and the payment of (pound)200,000 from TWG to Virgin.

At the closing, Netplay issued 8,533,333 shares of its ordinary shares to TWG, which shares were admitted to trading on May 21, 2009 on the London Stock
Exchange plc's market known as AIM and of which 4,266,666 will be transferred to
WGMI and be deposited with Panmure Gordon & Co., to be sold by it during the first year from the closing, as it shall reasonably require with a view to maintain an orderly market in the shares of Netplay.

Following the closing Netplay assumed all the liabilities of TWG with respect to the players' balances and after recording a liability of $128,795 for TWG players' balance as of March 31, 2009, we do not expect to record additional liability with regard to such balances. In addition, we do not have any further liability to finance the maintenance and support services provided by Playtech
Ltd. for the "Challenge Jackpot" application.

In connection with the closing, WMGI provided a guarantee for 50% of the debts of TWG to its creditors not to exceed (pound)750,000, which will terminate upon the earlier of (i) 30 days after compliance with TWG's obligations in connection with the transition of the "Challenge Jackpot" business, or (ii) September 30,
2009 (such earlier date shall be referred as the Release Date). Each of WMGI and
TWM has also agreed that any outstanding loan amount not yet paid to them by TWG shall remain outstanding until the Release Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  WIN GAMING MEDIA, INC.

                                                  By: /s/ Shimon Citron
                                                  ------------------------
Date:  May 21, 2009                               Shimon Citron
                                                  Chief Executive Officer